UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):	March 15, 2005

Far East Energy Corporation
__________________________________________
(Exact name of registrant as specified in its charter)

Nevada	000-32455	88-0459590
_____________________ (State or other jurisdiction	_____________ (Commission	______________ (I.R.S. Employer
of incorporation)	File Number)	Identification No.)

400 N. Sam Houston Parkway E., Suite 205, Houston, Texas		77060
_________________________________ (Address of principal executive offices)		___________ (Zip Code)

Registrant’s telephone number, including area code:	832-598-0470

Not Applicable
______________________________________________
Former name or former address, if changed since last report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ]  Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
[  ]  Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
[  ]  Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
[  ]  Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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Item 5.02. Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On March 15, 2005, the Board of Directors (the "Board") of Far East Energy Corporation (the "Company") appointed Bruce N. Huff to serve as Secretary and Treasurer of the Company. The information required to be reported pursuant to Item 401 of Regulation S-K is hereby incorporated by reference to the section entitled "Item 1.Business.Executive Officers" of the Company's Annual Report on Form 10-K for the fiscal year ended December 31, 2004 filed on March 15, 2005. The information required to be reported regarding Mr. Huff's employment agreement with the Company is hereby incorporated by reference to the Company's Current Report on Form 8-K filed on December 28, 2004.

Item 5.03. Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

On March 15, 2005, the Board approved and adopted Amended and Restated Bylaws of the Company (the "Amended and Restated Bylaws"). The Amended and Restated Bylaws replace in their entirety, the Company's existing Bylaws (as amended, the "Original Bylaws"). The Board adopted the Amended and Restated Bylaws to update the Original Bylaws for changes in Nevada law, to make certain administrative changes, to eliminate certain ambiguities and to, among other things:

• change the manner of the calling of special stockholder meetings so that such meetings may be called by the chairman of the board, the chief executive officer, by the president if there is no chief executive officer, or by the secretary upon written request of at least a majority of the directors in office;

• clarify procedures relating to the organization and holding of stockholder meetings and director meetings;

• clarify procedures relating to the powers and responsibilities of committees of the Board of Directors and administrative provisions relating to committees of the Board of Directors;

• provide that, if a quorum is present, action by the stockholders entitled to vote on a matter, other than the election of directors, is approved by the stockholders if the number of votes cast in favor of the action exceeds the number of votes cast in opposition to the action, unless the Company's Articles of Incorporation, the Amended and Restated Bylaws, the Nevada Revised Statutes, any rules or regulations applicable to the Company or its securities or other applicable law provide for a different proportion;

• provide for procedures relating to the notice and submission of stockholder proposals to be considered at stockholder meetings;

• provide for procedures relating to the notice and submission by stockholders of nominees for election as directors to be considered at stockholder meetings;

• clarify and update provisions relating to the indemnification of officers and directors, former officers and directors and officers and directors serving at the request of the Company in any capacity for, another corporation or any partnership, joint venture, limited liability company, trust, or other enterprise; and

• provide that no action may be taken by the stockholders except at an annual or special meeting of stockholders called and noticed in the manner required by the Amended and Restated Bylaws.

The above discussion of the Amended and Restated Bylaws of the Company is a summary description of certain changes made to the Original Bylaws of the Company and is qualified in its entirety by the actual provisions of the Amended and Restated Bylaws. For complete descriptions of the changes summarized in this report, reference must be made to the Amended and Restated Bylaws attached hereto as Exhibit 3.1 and incorporated by reference herein.

Item 9.01. Financial Statements and Exhibits.

(c) Exhibits

3.1 Amended and Restated Bylaws of the Company, as adopted by the Board of Directors of the Company on March 15, 2005.

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Far East Energy Corporation

March 17, 2005	By:	/s/ Bruce N. Huff

Name: Bruce N. Huff
Title: Chief Financial Officer

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Exhibit Index

Exhibit No.	Description

3.1	Amended and Restated Bylaws of the Company, as adopted by the Board of Directors of the Company on March 15, 2005